ANONYMOUS DATA CORPORATION
                             6170 W. Desert Inn
                             Las Vegas, NV 89146
                          Telephone (702) 221-0756



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              November 29, 2000



              TO THE SHAREHOLDERS OF ANONYMOUS DATA CORPORATION


     The annual meeting of the shareholders of Anonymous Data Corporation will be held at the San Remo Hotel & Casino, Room - Chateau 4, 115 E. Tropicana Ave, Las Vegas, Nevada, on November 29, 2000, at 8:00 a.m. Pacific Time, for the following purposes.

   1. To elect current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and,

   2.   To reaffirm Piercy, Bowler, Taylor & Kern as auditors for the next year.

     Shareholders of record at the close of business on October 1, 2000,  are
entitled  to  notice  of  and to vote at the meeting.   The  Company's  proxy
statement accompany this notice.

     All shareholders are invited to attend the meeting in person.

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
             IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND
                       RETURN IT AS SOON AS POSSIBLE.

                                   By Order of the Board of Directors,


                                   /s/ James E. Beecham
                                   James E. Beecham
                                   President

October 30, 2000

                         ANONYMOUS DATA CORPORATION
                             6170 W. Desert Inn
                             Las Vegas, NV 89146
                          Telephone (702) 221-0756


                            ---------------------
                               PROXY STATEMENT
                           -----------------------


                   For the Annual Meeting of Shareholders
                        to be held November 29, 2000


                          MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Anonymous Data Corporation (the "Company") of proxies for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the San Remo Hotel & Casino, Room - Chateau 4, Las Vegas, Nevada, on November 29, 2000, at 8:00 a.m. Pacific Time, to elect the Current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified, reaffirm Piercy, Bowler, Taylor & Kern as auditors for the next year.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.


                           SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares of Common Stock in the Company by proxy at the annual meeting of shareholders. Unless otherwise indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.


                              VOTING SECURITIES

     The securities entitled to vote at the meeting consist of shares of Common Stock of the Company, par value $0.001. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on October 1, 2000, are entitled to notice of and to vote at the meeting and any adjournment thereof. The number of outstanding shares at the close of business on October 1, 2000, was 12,308,160 held by approximately 119 shareholders.

     This Proxy Statement is being mailed to shareholders beginning October 30, 2000.

                         BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of October 1, 2000, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and (3) the Company's directors and officers as a group:

                                            Amount and              Options
                                             Nature of              or Other
  Title of         Name and Address         Beneficial   Percent   Beneficial
    Class       of Beneficial Owner(1)       Ownership   of Class  Owners(2)(3)
------------    -----------------------   ------------ ----------  ---------
  Common    James E. Beecham                  5,080,000       41%
            2049 Gloricta Lane
            Las Vegas, NV

  Common    William Somers                      110,000        1%
            35 Isleworth Drive
            Las Vegas, NV
                                             ----------------------------------
  Common    Directors and Officers            5,190,000       42%
            as a group


--------------------------------------------------------
(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock and officers and directors.

(2)All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes. As to the amounts indicated in column five, "option" shares represent shares, which the shareholder may acquire.

(3)       The amounts in column three include the amounts in column five.

                            ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2001 annual meeting of shareholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.


                                                            Years Served as
                         All Positions and                  Director Of the
Name                     Offices With ANYD         Age          Company
---------------         -----------------         ------     ---------------
James E. Beecham      President, Director          52              5
William Somers        Director                     53              5
-------------------------------------------

                         BOARD OF DIRECTORS MEETINGS

Board Meetings

     The Board of Directors met 5 times during the fiscal year ended December 31, 1999. The Board does not have an audit, a compensation nor a nominating committee.


                    IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The Company's executive officers as of October 1, 2000 were as follows:

Name                   Age                Position
----------------       ----               ------------
James E. Beecham        52                President, Secretary and Treasurer


Insider Participation in Compensation Decisions

   The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. Two of the directors are officers of the Company. James Beecham is the President and a director and William Somers a Director. Both of them participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Board of Directors Report on Executive Compensation

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                              James E. Beecham
                               William Somers

                           2000 STOCK OPTION PLAN

   The Company has a 2000 Stock Option Plan (the "SOP"). The SOP is administered by a committee. Eligible participants include the Company's employees, officers, directors, consultants and independent contractors of the Corporation. The numbers and terms of the options granted to each participant are determined by the committee. There are an aggregate of 1,500,000 shares of the Company's Common Stock available for the granting of options under the SOP. The option price per share may not be less than eighty-five percent (85%) of fair market value per share on the date of the grant of the option.

                            SELECTION OF AUDITORS

The Board of Directors selected Piercy, Bowler, Taylor & Kern, as the independent auditor to examine the Company's financial statements for the fiscal year ended December 31, 2000.

                                OTHER MATTERS

   Management knows of no other matters that are likely to be brought before the meeting.

                       EXPENSES OF PROXY SOLICITATION

   The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.




                                   /s/ James E. Beecham
                                   James E. Beecham, President

                         ANONYMOUS DATA CORPORATION
                                    PROXY

                       Annual Meeting of Shareholders
                              November 29, 2000

     The undersigned appoints The Board of Directors of Anonymous Data Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Anonymous Data Corporation, to be held at the San Remo Hotel & Casino, Room - Chateau 4, beginning at 8:00 a.m., Pacific Time, located at 115 E. Tropicana, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated October 1, 2000, a copy of which has been received by the undersigned, as follows:

1.   Vote _                        Withhold Vote  _

for the election of the following two nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: James E. Beecham and William Somers. Please indicate the names of those for whom you are withholding your vote.

2.   Vote _                        Withhold Vote  _

To reaffirm Piercy, Bowler, Taylor & Kern as auditors for the next year.


3. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date ___________________________, 2000     Number of Shares ________________



Please sign exactly as
your name appears on
your stock certificate(s).    ------------------------------------
If your stock is issued in    Signature
the names of two or more Print Name Here:-------------------- persons, all of them must sign this proxy.  If signing
in representative capacity,   ------------------------------------
please indicate your title.   Signature
                              Print Name Here:--------------------



        PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER 22, 2000.